Microfilm No.                              Filed with the Department
              ------------                 of State on FEB 06 1992
                                                       -----------
Entity No. 2075611                         [Illegible]
          --------                         ------------------------------
                                           Acting Secretary of the Commonwealth


                             ARTICLES OF INCORPORATION
                                        OF
                                  APOLLON, INC.


    In compliance with the requirements of 15 Pa.C.S. Section 1306 (relating to articles of incorporation), the undersigned, desiring to incorporate a business-stock corporation, hereby states that:

1.  The name of the corporation is:

                   Apollon, Inc.

2. The address of the corporation's initial registered office in this Commonwealth and the county of venue is:

              c/o Ballard Spahr Andrews & Ingersoll
              1735 Market Street, 51st Floor
              Philadelphia, Pennsylvania  19103

              Philadelphia County

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988, as amended.

4. The purpose of the corporation is and it shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988, as amended.

5.  The term for which the corporation is to exist is perpetual.

6. The aggregate number of shares which the corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

7. The shareholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.

8. The board of directors shall have the full authority permitted by law to divide the authorized and unissued shares into classes or series, or both, and to determine for any such class or series its designation and the number of shares of the class or series and the voting rights, preferences, limitations and special rights, if any, of the shares of the class or series.

9. These articles of incorporation may be amended in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

10. The name and address of the incorporator is:

              Vincent R. Zurawski, Jr.
              200 Great Valley Parkway
              Malvern, PA  19355

    IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 31st day of January, 1992.


                                           /s/ Vincent R. Zurawski
                                           -----------------------
                                           Vincent R. Zurawski

Microfilm Number                                 Filed with the Department
                 ------------                    of State on JUN 15 1992
                                                             -----------
Entity Number 2075611                            [Illegible]
              -------                            -----------------------------
                                                 Secretary of the Commonwealth

             ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1915 (Rev 90)

    In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is: Apollon, Inc.
                                    ------------------------------------------

    --------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

        c/o Ballard Spahr Andrews & Ingersoll
    (a) 1735 Market Street, 51st Floor, Philadelphia, PA     19103-7599
        ----------------------------------------------------------------------
        Number and Street               City          State  Zip

        Philadelphia
        ----------------------------------------------------------------------
        County

    (b) c/o:
             -----------------------------------------------------------------
             Name of Commercial Registered Office Provider              County

  For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:
    Business Corporation Law of 1988, as amended

    --------------------------------------------------------------------------

4.  The date of its incorporation is: February 6, 1992
                                      ----------------------------------------

5.  (Check, and if appropriate complete, one of the following):

     X   The amendment shall be effective upon filing these Articles of
    ---  Amendment in the Department of State.

         The amendment shall be effective on:                   at
    ---                                       -----------------    -----------
                                                   Date                Hour

6.  (Check one of the following):

         The amendment was adopted by the shareholders (or members) pursuant --- to 15 Pa.C.S. Section 1914(a) and (b).

     X   The amendment was adopted by the board of directors pursuant to 15
    ---  Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

         The amendment adopted by the corporation, set forth in full, is as --- follows:

     X   The amendment adopted by the corporation as set forth in full in
    ---  Exhibit A attached hereto and made a part hereof.

8.  (Check if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original --- Articles and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 12th day of June, 1992.
----        ----- ----
                                                    APOLLON, INC.

                                       ---------------------------------------
                                                  (Name of Corporation)

                                       BY: /s/Vincent R. Zurawski, Jr.
                                           -----------------------------------
                                                       (Signature)

                                       TITLE:       President and C.E.O.
                                              --------------------------------

                                    APOLLON, INC.

                                      EXHIBIT A
                                          TO
                                ARTICLES OF AMENDMENT


              RESOLVED, that Article 6 of the Articles of Incorporation of the Corporation is hereby amended and restated, to read in full as follows:


    "6. The aggregate number of shares which the corporation shall have the authority to issue is 13,900,000 shares, to be divided into two classes consisting of (a) 10,000,000 shares of Common Stock, par value $.01 per share; and (b) 3,900,000 shares of Preferred Stock, par value $.01 per share.

         The following is a description of each class of capital stock and a statement of the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights granted to or imposed upon the shares of each class:


         A.   PREFERRED STOCK

              1. Issuance of Preferred Stock in Series. The shares of Preferred Stock may be divided into and issued in series.
         Each series shall be so designated as to distinguish the shares thereof from the shares of all other series. To the extent that these Articles do not establish series of Preferred Stock and fix and determine the variations in the relative rights and preferences as between series, the Board of Directors is hereby expressly vested with authority, by resolution, to divide the Preferred Stock into such series and, within the limitations prescribed by law and by these Articles, to fix and determine at the time of the establishment of any series the relative rights and preferences, including voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights of any series so established. If the Board provides that shares of any series may be converted into Common Stock, the terms and conditions fixed and determined by the Board on which such conversion may be made may include, without limitation thereof, provisions for the protection of the conversion right against dilution because of the issue by the Corporation of additional Common Stock and against dilution in any other manner whatsoever, and provision as to the effect upon the conversion right of any merger or consolidation of the Corporation into or with any other corporation.

              2. Voting Rights of Holders of Preferred Stock. Except as required by law or as otherwise specifically provided in these Articles or in any resolution of the Board of Directors establishing one or more series of Preferred Stock, the holders of Preferred Stock (to the extent such holders have voting rights) and the holders of Common Stock shall vote together as one class.

         B.   COMMON STOCK

              1. Voting Rights of Holders of Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock standing in his name on the books of the Corporation.

              2. Dividend Rights of Holders of Common Stock. The holders of shares of Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, but only out of funds legally available therefor."

              RESOLVED, that Article 8 of the Articles of Incorporation of the Corporation is hereby deleted in its entirety, and that Articles 9 and 10 of the Articles of Incorporation are hereby redesignated as Articles 8 and 9, respectively.

Microfilm Number                                 Filed with the Department
                 ------------                    of State on JUN 25 1992
                                                             -----------
Entity Number 2075611                            [Illegible]
              -------                            -----------------------------
                                                 Secretary of the Commonwealth

        STATEMENT WITH RESPECT TO SHARES--DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1522 (Rev 90)

    In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.  The name of the corporation is: Apollon, Inc.
                                    ------------------------------------------

    --------------------------------------------------------------------------

2.  (Check and complete one of the following):

         The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) --- relating to divisions and determinations by the board) set forth in full, is as follows:

     X   The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
    --- is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) another provision of the Article is 3,900,000 shares.
       ---------

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: June 24, 1992
                          -------------

5.  (Check, and if appropriate complete, one of the following):

     X   The resolution shall be effective upon the filing this statement with
    ---  respect to shares in the Department of State.

         The resolution shall be effective on:                   at
    ---                                        -----------------    ----------
                                                     Date              Hour

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 24th day of
June, 1992.                                                      ----
----  ----

                                                    APOLLON, INC.
                                       ---------------------------------------
                                                  (Name of Corporation)

                                       BY: /s/Vincent R. Zurawski, Jr.
                                           -----------------------------------
                                                       (Signature)

                                       TITLE:       President
                                              --------------------------------

                                    APOLLON, INC.

                    Exhibit A To Statement With Respect To Shares


             RESOLUTION ESTABLISHING SERIES A CONVERTIBLE PREFERRED STOCK


         RESOLVED, that in accordance with the Articles of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock, designated Series A Convertible Preferred Stock consisting of 3,900,000 shares with the following voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights:

              (a) Dividend Rights. (i) The holder of each share of Series A Convertible Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for any shares of Common Stock in any such year, out of funds legally available for that purpose, dividends at the rate of 8% of the Series A Purchase Price (as such term is defined in Paragraph
(g) hereof) per annum, and no more.

                  (ii) Such dividends shall cumulate commencing one year from the date of issuance of each share of Series A Convertible Preferred Stock and shall be payable quarterly in arrears commencing on September 30, 1993 and on each December 30, March 30, June 30 and September 30 thereafter (each hereinafter called a "Dividend Accrual Date" and each of the quarterly periods, or portions thereof, ending on the 29th day of such month, respectively, being hereinafter called a "Dividend Period") and shall be paid in cash only (A) when and as declared by the Board of Directors of the Corporation out of funds legally available for that purpose with the first payment due on September 30, 1993 unless sooner declared by the Board of Directors, or (B) upon liquidation as provided in Paragraph (b) hereof or redemption as provided in Paragraph (c) hereof. The declaration and payment of such dividends to the holders of Series A Convertible Preferred Stock shall be paid to the extent funds are legally available for such purpose and the Board of Directors of the Corporation votes to make payment thereof.

                 (iii) Dividends on shares of Series A Convertible Preferred Stock shall be cumulative (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in Paragraph (g) hereof) upon the Series A Convertible Preferred Stock to the end of the last completed Dividend Period shall not have been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends shall be fully paid (but without interest), or such dividends in such amount shall be declared on the shares of the Series A Convertible Preferred Stock and a sum sufficient for the payment thereof shall be set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any class of stock ranking as to dividends or upon liquidation junior to the Series A Convertible Preferred Stock (other than a dividend payable in such junior stock) and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of any class of stock ranking as to dividends or upon liquidation junior to the Series A Convertible Preferred Stock (with respect to rights to dividends and on liquidation, the Series A Convertible Preferred Stock shall rank prior to the Common Stock); provided, that no dividends shall be declared or paid and no sum sufficient for the payment thereof shall be set apart for such payment in respect of the shares of Common Stock (other than a dividend payable in shares of Common Stock) while any shares of the Series A Convertible Preferred Stock are outstanding without the approval of the holders of record of a majority of the shares of Series A Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the declaration of such dividend; further provided, that no Accrued Dividends (as such term is defined in Paragraph (g) hereof) shall be payable upon conversion of the Series A Convertible Preferred Stock or at any time thereafter.

              (b) Liquidation Rights. (i) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $1.6667 per share (the "Liquidation Price"), and a further amount equal to the Accrued Dividends plus any other dividends declared but unpaid, if any, on or with respect to such shares of Series A Convertible Preferred Stock, before any payment shall be made or any assets distributed to the holders of shares of Common Stock; provided that, except in the event of any voluntary or involuntary liquidation, dissolution or winding up, the requirement for payment of such a preferential amount on liquidation to the holders of Series A Convertible Preferred Stock shall not impose any restriction on the use of the surplus of the Corporation. If, upon liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts provided in the first sentence of this Paragraph (b) and to the holders of any other series of

Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets, then the entire assets of this Corporation to be distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock and the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets. After payment has been made to the holders of Series A Convertible Preferred Stock of the full amounts to which they are entitled pursuant to this Paragraph (b), the holders of shares of Common Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share of Common Stock equal to $.02 and a further amount equal to dividends and distributions, if any, then declared and unpaid on the Common Stock. Upon receipt by holders of Common Stock of such amounts, the remaining assets of the Corporation shall be distributed in such amounts per share to the holders of Series A Convertible Preferred Stock, to the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets and to the holders of Common Stock so that the amount distributed per share of Series A Convertible Preferred Stock shall equal the amount distributed per share of Common Stock multiplied by the Conversion Rate then in effect.

                  (ii) A consolidation or merger of the Corporation with or into any other corporation or corporations in a transaction in which the shareholders of the Corporation receive cash in exchange for the shares of capital stock of the Corporation then held by them, or the sale of all or substantially all of the assets of the Corporation for cash, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Paragraph (b).

              (c) Redemption Rights. (i) Subject to Subparagraph (vii) below, on each of April 30, 1998, April 30, 1999 and April 30, 2000 (such dates being hereinafter referred to as the "Redemption Dates"), and so long as any shares of Series A Convertible Preferred Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option and upon the written notice of any holder or holders of Series A Convertible Preferred Stock (the "Redemption Notice") (which Redemption Notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Series A Convertible Preferred Stock sought to be redeemed (up to the maximum number of shares owned by such holder which are entitled to be redeemed on such Redemption Date as hereinafter provided)), delivered at least 30 but not more than 60 days prior to the Redemption Date, the following respective percentages of shares of Series A Convertible Preferred Stock initially outstanding and owned by such holder (or his predecessor who purchased such shares on the Original Issuance Date as shown by the stock records of the Corporation):

         April 30, 1998                33-1/3%

         April 30, 1999                66-2/3%

         April 30, 2000                100%

provided however, that if on any Redemption Date subsequent to April 30, 1998 a holder of shares of Series A Convertible Preferred Stock who held shares on a previous Redemption Date had not theretofore exercised in full a redemption option, then such holder shall, in addition to the shares which can be redeemed on the then current Redemption Date, have the right to have redeemed such additional shares of Series A Convertible Preferred Stock which would cause such holder to have redeemed as of the then current Redemption Date the maximum number of shares of Series A Convertible Preferred Stock which could have been redeemed through such date had all redemption options existing on or prior to such date been exercised in full.

                  (ii) The amount per share of Series A Convertible Preferred Stock at which the shares of Series A Convertible Preferred Stock are to be redeemed pursuant to Subparagraph (i) on any Redemption Date shall be an amount equal to Accrued Dividends and any other dividends declared but unpaid, if any, on or with respect to such shares of Series A Convertible Preferred Stock up to and including the applicable Redemption Date, plus the greater of (A) the Liquidation Price and (B) the fair market value per share (as determined by agreement between the Corporation and the holders of 66-2/3% of the Series A Convertible Preferred Stock or, in the absence of such agreement, by an independent firm of investment bankers, appraisers or accountants selected by the Corporation and the holders of 66-2/3% of the Series A Convertible Preferred Stock, or, in the absence of agreement as to the identity of such independent firm, by three independent firms of investment bankers, appraisers or accountants, one of which shall be selected by the Corporation, one by holders of 66-2/3% of the Series A Convertible Preferred Stock, and the third by the preceding two firms so selected, or in such other manner as may be agreed between the Corporation and the holders of 66-2/3% of the Series A Convertible Preferred Stock). The total sum payable per share of Series A Convertible Preferred Stock on any Redemption Date is hereinafter referred to as the "Series A Redemption Price", and any payment to be made is hereinafter referred to as the "Series A Redemption Payment."

                 (iii) On or after each Redemption Date, each holder of shares of Series A Convertible Preferred Stock to be redeemed shall surrender a certificate or certificates (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank) evidencing such holder's shares of Series A Convertible Preferred Stock to be redeemed on such date to the Corporation at the place designated in such notice, and shall thereupon be entitled to receive payment of the Redemption Price, and a new certificate shall be issued representing the unredeemed shares included in such certificate or certificates, if any. The Corporation shall pay the Series A Redemption Payment no later than the date that is one month following the Redemption Date. On or prior to any Redemption Date the Corporation may deposit, with any bank or trust company in Philadelphia or New York having capital and surplus of at least $250,000,000, as a trust fund, a sum sufficient to redeem on the Redemption Date, the shares of Series A Convertible Preferred Stock scheduled for redemption, with irrevocable instructions and authority to the bank or trust company to give notice of redemption thereof if such notice shall not previously have been given by the Corporation or to complete the giving of any notice if necessary, and to pay, on and after the Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. From and after the Redemption Date, (A) if funds necessary for the redemption shall be available therefor, unless the Corporation shall default in making payment of the Redemption Price upon surrender of certificates as aforesaid, or (B) if funds necessary for the redemption shall have been so deposited, the shares called for redemption or a pro rata part of each share in cases of redemption pro rata shall cease to be outstanding and the holders thereof shall cease to be shareholders with respect to such shares or pro rata parts and shall have no interest in or claim against the Corporation with respect to such shares or pro rata parts except the right to receive from the Corporation or the bank or trust company with which such deposit may have been made payment of the Redemption Price of the shares without interest upon the surrender of their certificates therefor (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank). Any funds so deposited which shall not be required for such redemption because of the exercise of conversion rights subsequent to the date of deposit shall be returned to the Corporation. In case any holder of shares of Series A Convertible Preferred Stock which have been called for redemption shall not, within six (6) years after the date of such deposit, have claimed the amount deposited with respect to the redemption thereof, such bank or trust company, upon demand, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof to such holder, and thereafter such holder shall look only to the Corporation for payment thereof. Any interest which may accrue on funds so deposited shall be paid to the Corporation from time to time.

                  (iv) The Corporation shall have the power to purchase or otherwise acquire shares of Series A Convertible Preferred Stock from time to time at such price or prices as may be agreed upon by the holder or holders thereof and the Corporation, provided that unless dividends and distributions on all outstanding shares of Series A Convertible Preferred Stock which have been declared shall have been paid or a sum or assets sufficient for the payment thereof set apart, the Corporation shall not purchase for value any shares of Series A Convertible Preferred Stock except in accordance with an offer made in writing or by publication (as determined by the Board of Directors of the Corporation) to all holders of record of shares of Series A Convertible Preferred Stock.

                   (v) If the funds of the Corporation available for redemption of shares of Series A Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series A Convertible Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series A Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Convertible Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

                  (vi) Notwithstanding the foregoing, holders of shares of Series A Convertible Preferred Stock shall have no right to require redemption under this Paragraph (c) if, prior to the exercise of their right to require redemption as provided in Subparagraph (i) above, there shall have occurred a closing or closings of a public sale or sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation, where the aggregate sales price of the securities included in such sale or sales (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $12,500,000, and the price per share of such securities is at least $3.33.

                 (vii) Anything contained in this Paragraph (c) to the contrary notwithstanding, the holders of shares of Series

A Convertible Preferred Stock requested by such holders as herein provided to be redeemed pursuant to this Paragraph (c) shall have the right, exercisable at any time up to the close of business on the Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall have been exercisable until such default is cured), to convert all or any part of such shares to be redeemed as herein provided into shares of Common Stock pursuant to Paragraph (d) hereof. If, and to the extent, any shares of Series A Convertible Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Redemption Date, the total number of shares of Series A Convertible Preferred Stock otherwise to be redeemed on such date shall be reduced by the number of shares of Series A Convertible Preferred Stock so converted.

                (viii) Shares of Series A Convertible Preferred Stock which have been redeemed or reacquired in any manner by the Corporation or which have been converted into shares of stock of another class or classes shall be cancelled and may not be reissued.

              (d) Conversion Rights. (i) Shares of Series A Convertible Preferred Stock may, at the option of the holder, be converted into shares of Common Stock of the Corporation (as such shares of Common Stock may be constituted on the conversion date) at any time and from time to time at the rate of one (1) share of Common Stock for each share of Series A Convertible Preferred Stock, subject to adjustment as provided below (the "Conversion Rate"); provided that, as to any shares of Series A Convertible Preferred Stock which a holder has elected to have the Company redeem, the conversion right shall terminate at the close of business on the Redemption Date (determined as provided in Paragraph (c) hereof), unless default shall be made in the payment of the applicable Redemption Price.

                  (ii) The holder of a share or shares of Series A Convertible Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours, at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent of the Corporation for the shares of this series or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued and by payment of any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series A Convertible Preferred Stock converted. Conversion shall be deemed to have been effected on the date such delivery is made, and such date is referred to herein as the "conversion date". If the conversion right is exercised in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering shares of Series A Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive shares of Common Stock issuable upon such conversion of shares of Series A Convertible Preferred Stock shall not be deemed to have converted such Series A Convertible Preferred Stock until the closing of such sale of securities. As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the conversion date. No payment or adjustment shall be made upon any conversion on account of any dividends declared but unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion or on account of any dividends on the shares of Common Stock issued upon such conversion.

                 (iii)  All outstanding shares of Series A Convertible
Preferred Stock shall be deemed automatically converted into shares of Common Stock at the Conversion Rate upon the occurrence of a closing of a public sale for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common stock of the Corporation, where the aggregate sales price of securities included in such sale and in all other public sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation closed prior thereto (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $12,500,000 and the price per share of such securities is at least $3.33. On or after the date of the closing of such sale, and in any event within ten days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence thereof, each holder of shares of Series A Convertible Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent for the shares of this series or at such other place as may be designated by the Corporation, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock shall have been converted. On the date of the closing of such sale, each holder of shares of Series A Convertible Preferred Stock shall be deemed to be a holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series A Convertible Preferred Stock shall not have been surrendered as provided above, that notice from the Corporation shall not have been received by any holder of shares of Series A Convertible Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such person.

                  (iv) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series A Convertible Preferred Stock. If more than one share of Series A Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series A Convertible Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market price of one share of Common Stock on the conversion date. A determination of the current market price made in good faith by the Board of Directors for the purposes of this Subparagraph (d)(iv) shall be conclusive and binding upon all the shareholders of the Corporation.

                   (v) From and after the date of the first issuance of shares of Series A Convertible Preferred Stock, the Conversion Rate provided for above shall be subject to the following adjustments, which shall be made to the nearest one-tenth of a share of Common Stock or, if none, to the next lower one-tenth:

                        (A) If the Corporation shall pay to all of the holders of its Common Stock or any other class or series of its capital stock which is not on a parity with or senior to the Series A Convertible Preferred Stock, a dividend in shares of Common Stock or in securities convertible into its Common Stock (the "Convertible Securities"), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be increased, effective at the opening of business on the full business day next following such record date, by multiplying such Conversion Rate by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on such record date plus the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date.

                        (B) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares of its Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such action shall be increased in the case of a split or decreased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective, so that the holders of shares of Series A Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holders would have been entitled to receive as a result of such split or combination if such shares of Series A Convertible Preferred Stock had been converted immediately prior to the date such split or combination, as the case may be, became effective.

                        (C) If the Corporation shall issue or sell to all holders of its Common Stock options, warrants or rights to subscribe for or purchase shares of its Common Stock, other than Permitted Shares (as hereinafter defined), at a price per share (plus the consideration per share of Common Stock, if any, received for such options, warrants or rights) less than $1.6667 divided by the Conversion Rate in effect immediately prior to such issuance or sale (the "Adjustment Price") or to subscribe for or purchase any Convertible Securities at a price per share (plus the consideration per share of Convertible Securities, if any, received for such options, warrants or rights) which when divided by the conversion rate applicable to those Convertible Securities is less than the Adjustment Price, the Conversion Rate in effect immediately prior to such issuance or sale shall be increased, effective at the opening of business on the first full business day next following such issuance or sale, to an amount determined by multiplying such Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said date plus the number of shares of Common Stock issuable on exercise of such options, warrants or rights (or in the case of Convertible Securities the number of shares of Common Stock into which the Convertible Securities issuable on exercise of such options, warrants or rights would then be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to said date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price for the total number of such shares issuable on exercise of such options, warrants or rights (including the consideration, if any, received by the Corporation for such options, warrants or rights) would purchase at the Adjustment Price. On the expiration of such options, warrants or rights the Conversion Rate applicable to any then outstanding shares of Series A Convertible Preferred Stock shall forthwith be readjusted to the Conversion Rate which would have obtained at the time of such expiration if the adjustment made at the time such options, warrants or rights were issued or sold had been made upon the basis of the issuance of only the number of shares of Common Stock or Convertible Securities actually issued upon the exercise of such options, warrants or rights, but such readjustment shall not affect any conversion theretofore made. Permitted Shares shall include (w) 450,000 shares of Common Stock issued after the date of the first sale of shares of Series A Convertible Preferred Stock, including but not limited to any shares of Common Stock or Convertible Securities issued or issuable to officers, directors or employees of, or consultants to, or to persons who were to become officers, directors or employees of, or consultants to, the Corporation pursuant to awards or grants made after the date of the first sale of shares of Series A Convertible Preferred Stock under stock option, stock incentive, stock appreciation, stock bonus, stock award or compensation rights plans or arrangements or employment letters or any other employee benefit plans presently in effect or which may hereafter be adopted or entered into by the Corporation, (x) any shares of Common Stock or Convertible Securities issued or issuable upon conversion of any Convertible Securities and (y) any shares of Common Stock issued or issuable upon conversion of shares of Series A Convertible Preferred Stock; provided that each such sale or issuance shall have been approved by the Board of Directors of the Corporation.

                        (D) If the Corporation shall distribute to all of the holders of its Common Stock any evidences of its indebtedness, or any options, warrants or rights to subscribe for any security other than its Common Stock or Convertible Securities, or any other assets (excluding dividends and distributions in cash to the extent permitted by law), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such distribution shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such Conversion Rate by a fraction the numerator of which is the Adjustment Price (as defined in clause (C) above) and the denominator of which is such Adjustment Price less the fair market value (as determined by an independent appraiser selected with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive) of the amount of evidences of indebtedness, options, rights, warrants or other assets (excluding cash dividends and distributions as aforesaid) so distributed which is applicable to one share of Common Stock.

                        (E) If the Corporation shall issue shares of its Common Stock or Convertible Securities other than Permitted Shares and other than pursuant to a transaction described in clauses (A)-(D) hereof, at a price per share of less than the Adjustment Price (as defined in clause (C) above) or in the case of Convertible Securities at a price per share which when divided by the conversion rate applicable thereto is less than the Adjustment Price), the Conversion Rate in effect immediately prior to such issuance shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying the Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to such issuance plus the number of additional shares of Common Stock to be so issued (or in the case of Convertible Securities the number of additional shares of Common Stock into which the Convertible Securities to be so issued would be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock of the Corporation which the aggregate purchase price for the total number of additional shares of Common Stock or

    Convertible Securities to be so issued would purchase at the Adjustment
    Price.

No adjustment of the Conversion Rate as provided in this Subparagraph (d)(v) shall be made by reason of the issuance of shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, for cash, property or services, except as provided in clauses (C) and
(E) of this Subparagraph (d)(v). To the extent that any shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In the case of the issuance of Common Stock or Convertible Securities, or options, warrants or rights to subscribe therefor, for a consideration all or part of which shall be property received or services performed, the value of such property or services for the purposes of clauses (C) and (E) of this Subparagraph (d)(v) shall be determined, irrespective of the accounting treatment thereof and without deduction therefrom of any reasonable expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith, by at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive. Whenever the Conversion Rate is adjusted pursuant to this Subparagraph (d)(v) the Corporation shall (x) promptly place on file at its principal executive offices or corporate trust office of its transfer agent or agents for the shares of Series A Convertible Preferred Stock a statement signed by the President or a Vice President of the Corporation and by its Treasurer, an Assistant Treasurer or other financial officer showing in reasonable detail the facts requiring such adjustment and the Conversion Rate after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (y) mail to holders of record of shares of Series A Convertible Preferred Stock a notice stating that such adjustment has been made and the adjusted Conversion Rate.

                  (vi) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock or Convertible Securities or if it shall split or combine the outstanding shares of its Common Stock, the Adjustment Price referred to in clauses (C), (D) and (E) of Subparagraph (d)(v) (as theretofore decreased or increased) shall forthwith be decreased in the case of a stock dividend or split or increased in the case of a combination by multiplying the Adjustment Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on the record date fixed for any such stock dividend or immediately before any such split or combination becomes effective and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date or immediately before such split or combination becomes effective plus, with respect to a stock dividend, the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend or, with respect to a stock split, the number of shares of Common Stock issued as a result of such split or minus, with respect to a stock combination, the difference between the number of shares of Common Stock issued and outstanding immediately before such combination becomes effective and the number of shares of Common Stock issued and outstanding immediately after such combination becomes effective.

                 (vii) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation, except a split or combination of shares as to which clause (B) of Subparagraph (d)(v) is applicable) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation so that (A) the holder of each share of Series A Convertible Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series A Convertible Preferred Stock might have been converted immediately prior thereto, and (B) there shall be subsequent adjustments of the Conversion Rate which shall be equivalent, as nearly as practicable, to the adjustments provided for in Subparagraph (d)(v). The provisions of this Subparagraph
(d)(vii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

                (viii) If a state of facts shall occur which, without being specifically controlled by the provisions of this Paragraph (d), would not fairly protect the conversion rights of the Series A Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then the

Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

                  (ix) The issuance of shares of Common Stock of the Corporation on conversion of shares of Series A Convertible Preferred Stock shall be without charge to the converting holder of shares of Series A Convertible Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series A Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                   (x) Shares of Common Stock issued on conversion of shares of Series A Convertible Preferred Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of shares of Series A Convertible Preferred Stock such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of this Series, and to the extent necessary in order to reserve a sufficient number of such shares, the Corporation shall, subject to appropriate shareholder action, amend its Articles of Incorporation to increase the number of duly authorized but unissued shares of its Common Stock.

                  (xi) Shares of Series A Convertible Preferred Stock converted as provided herein shall not be reissued and the Board of Directors shall take appropriate action from time to time to effect reductions in the number of shares of Preferred Stock which the Corporation is authorized to issue.

              (e) Voting Rights. (i) So long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of holders of at least a majority of the total number of shares of Series A Convertible Preferred Stock then outstanding, voting as a separate class, in any manner, whether by amendment to the Articles of Incorporation of the Corporation or otherwise:

                        (A) Amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation if such action would alter or change the designations, relative rights, preferences or limitations of, or the restrictions provided for the benefit of, the Series A Convertible Preferred Stock so as to affect the Series A Convertible Preferred Stock adversely;

                        (B) Authorize or create any additional shares of Series A Convertible Preferred Stock, or authorize or create shares of any class or series of stock having any preference or priority as to dividends or assets superior or equal to any such preference or priority of the Series A Convertible Preferred Stock, or authorize or create shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any such preference; or

                        (C) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series A Convertible Preferred Stock as to dividends or assets into shares of Series A Convertible Preferred Stock or into shares having any preference or priority as to dividends or assets superior or equal to that of the Series A Convertible Preferred Stock.

                  (ii) The votes or consent required in Subparagraph (e)(i) above shall be in addition to any approval of shareholders of the Corporation which may be required by law or pursuant to any provision of the Corporation's Articles of Incorporation, which approval shall be obtained by vote of the shareholders of the Corporation in the manner provided in Subparagraph (e)(iii) below.

                 (iii) The holder of each share of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock could be converted on the applicable record date fixed for determining the holders entitled to vote, and the holders of Common Stock and Series A Convertible Preferred Stock shall vote together as a single class on all matters as to which the Common Stock is entitled to vote, except as specifically provided by law or by Subparagraph (e)(i) above.

              (f) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Convertible Preferred Stock, at least 5 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

              (g)  Definitions.

                   (i) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which Accrued Dividends are to be computed, less the amount of all dividends paid upon the relevant shares of stock.

                  (ii)  The term "Full Cumulative Dividends" shall mean
(whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Series A Convertible Preferred Stock as provided herein for the period of time elapsed from June 30, 1992, to the date as of which Full Cumulative Dividends are to be computed.

                 (iii) The term "Original Issuance Date" shall mean the date of original issuance of the first share of Series A Convertible Preferred Stock.

                  (iv) The term "Series A Purchase Price" shall mean $1.6667 per share.

Microfilm Number                                 Filed with the Department
                 -----------                     of State on  Nov 15 1993
                                                             ------------

Entity Number    2075611                         /s/ [Illegible]
             ---------------                     -----------------------------
                                                 Secretary of the Commonwealth

            ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1915 (Rev 90)

    In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:   Apollon, Inc.
                                    -------------------------------------------

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    c/o Ballard Spahr Andrews & Ingersoll
(a) 1735 Market Street, 51st Floor   Philadelphia   PA  19103-7599  Philadelphia
   ----------------------------------------------------------------------------
     Number and Street                  City      State    Zip         County

(b) c/o:
        ----------------------------------------------------------------------
         Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is: Business
                                                          --------------------
    Corporation Law of 1988, as amended
    --------------------------------------------------------------------------

4.  The date of its incorporation is:  February 6, 1992
                                     -----------------------------------------

5. (Check, and if appropriate complete, one of the following):

     X   The amendment shall be effective upon filing these Articles of
    ---  Amendment in the Department of State.

         The amendment shall be effective on:               at
    ---                                       -------------     --------------
                                                  Date               Hour

6.  (Check one of the following):

     X   The amendment was adopted by the shareholders (or members) pursuant to
    ---  15 Pa.C.S. Section 1914(a) and (b).

         The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

         The amendment adopted by the corporation, set forth in full, is as --- follows:

     X   The amendment adopted by the corporation as set forth in full in
    ---  Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2

8.  (Check if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
  15th  day of November   , 1993.
-------        ----------   -----

                                          Apollon, Inc.
                                  ----------------------------------------
                                           (Name of Corporation)

                                  BY:  /s/Vincent R. Zurawski, Jr.
                                     -------------------------------------
                                                (Signature)

                                  TITLE:    President
                                        ----------------------------------

                                      EXHIBIT A



         RESOLVED, that the first paragraph of Article 6 of the Articles of Incorporation of the Corporation, as amended, of the Corporation is hereby amended and restated, to read in full as follows:

              6. The aggregate number of shares which the Corporation shall have the authority to issue is 25,900,000 shares, to be divided into two classes consisting of (a) 16,000,000 of Common Stock, par value $.01 per share and (b) 9,900,000 shares of Preferred Stock, par value $.01 per share.

         RESOLVED, that the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Corporation's Series A Convertible Preferred Stock (the "Terms"), are hereby amended in the following respects:

              1. The following language shall be inserted after the word "ratably" in the 26th line of paragraph (b)(i) of the Terms:

              "in proportion to their respective full preferential amounts"

              2. The seventh and eighth lines of Section (c)(v) of the Terms are hereby amended to read in full as follows:

         "such shares ratably in proportion to their respective redemption prices among the holders of such shares to be redeemed and the holders of any other Series of Preferred Stock ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets."

              3. The Terms are hereby amended to add Section (d) to read in full as follows:

         "(d) Rank. The Series A Convertible Preferred Stock shall rank as to dividends and assets on a parity with the Corporation's Series B Convertible Preferred Stock."


              4. Section (d) of the Terms is hereby amended to be Section (e) of the Terms and all references to Section (d) in the Terms are hereby amended to be Section (e).

              5. Section (e) of the Terms is hereby amended to be Section (f) of the Terms and all references to Section (e) in the Terms are hereby amended to be Section (f).

              6. Section (f) of the Terms is hereby amended to be Section (g) of the Terms and all references to Section (f) in the Terms are hereby amended to be Section (g).

Microfilm Number 9375-631    Filed with the Department of State on Nov 15, 1993
                ---------                                          ------------

Entity Number 2075611                        /s/ [Signature Illegible]
             ---------------              -------------------------------------
                                              Secretary of the Commonwealth


        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                               D3CB:15-1522(Rev 90)


     In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.  The name of the corporation is:                Apollon, Inc.
                                   --------------------------------------------

    ---------------------------------------------------------------------------

2.  (Check and complete one of the following):

          The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
    --- (relating to divisions and determinations by the board) set forth in full, is as follows:



     X    The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
    --- is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements. If any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) an other provision of the Article is
         2,000,000
    ------------------- shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: November 4, 1993
                          ----------------

5.  (Check and if appropriate complete, one of the following):

     X    The resolution shall be effective upon the filing this statement with
    ---   respect to shares in the Department of State.

          The resolution shall be effective on                          at
    ---                                        ----------------------
                                                           Date
          ---------------------.
                 Hour

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this
statement to be signed by a duly authorized officer thereof this    15th
day of November   , 1993.                                     -----------
       -----------  -----



                                                       Apollon, Inc.
                                            -----------------------------------
                                                   (Name of Corporation)

                                            BY:    /s/Vincent R. Zurawski, Jr.
                                               --------------------------------
                                                           Signature

                                            TITLE:         President
                                                  -----------------------------

                                    APOLLON, INC.

                    Exhibit A to Statement With Respect to Shares


             RESOLUTION ESTABLISHING SERIES B CONVERTIBLE PREFERRED STOCK


         RESOLVED, that in accordance with the Articles of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock, designated Series B Convertible Preferred Stock consisting of 6,000,000 shares with the following voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights:

              (a) Dividend Rights. (i) The holder of each share of Series B Convertible Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for any shares of Common Stock in any such year, out of funds legally available for that purpose, dividends at the rate of 8% of the Series B Purchase Price (as such term is defined in Paragraph
(h) hereof) per annum, and no more.

                  (ii) Such dividends shall cumulate commencing October 30, 1994 and shall be payable quarterly in arrears commencing on January 30, 1995 and on each April 30, July 30, October 30 and January 30 thereafter (each hereinafter called a "Dividend Accrual Date" and each of the quarterly periods, or portions thereof, ending on the 29th day of such month, respectively, being hereinafter called a "Dividend Period") and shall be paid in cash only (A) when and as declared by the Board of Directors of the Corporation out of funds legally available for that purpose with the first payment due on January 30, 1995 unless sooner declared by the Board of Directors, or (B) upon liquidation as provided in Paragraph (b) hereof or redemption as provided in Paragraph (c) hereof. The declaration and payment of such dividends to the holders of Series B Convertible Preferred Stock shall be paid to the extent funds are legally available for such purpose and the Board of Directors of the Corporation votes to make payment thereof.

                 (iii) Dividends on shares of Series B Convertible Preferred Stock shall be cumulative (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in Paragraph (h) hereof) upon the Series B Convertible Preferred Stock to the end of the last completed Dividend Period shall not have been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends shall be fully paid (but without interest), or such dividends in such amount shall be declared on the shares of the Series B Convertible Preferred Stock and a sum sufficient for the payment thereof shall be set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any class of stock ranking as to dividends or upon liquidation junior to the Series B Convertible Preferred Stock (other than a dividend payable in such junior stock) and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of any class of stock ranking as to dividends or upon liquidation junior to the Series B Convertible Preferred Stock (with respect to rights to dividends and on liquidation, the Series B Convertible Preferred Stock shall rank prior to the Common Stock and on a parity with the Series A Convertible Preferred Stock of the Corporation); provided, that no dividends shall be declared or paid and no sum sufficient for the payment thereof shall be set apart for such payment in respect of the shares of Common Stock (other than a dividend payable in shares of Common Stock) while any shares of the Series B Convertible Preferred Stock are outstanding without the approval of the holders of record of a majority of the shares of Series B Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the declaration of such dividend; further provided, that no Accrued Dividends (as such term is defined in Paragraph (h) hereof) shall be payable upon conversion of the Series B Convertible Preferred Stock or at any time thereafter.

              (b) Liquidation Rights. (i) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $2.50 per share (the "Liquidation Price"), and a further amount equal to the Accrued Dividends plus any other dividends declared but unpaid, if any, on or with respect to such shares of Series B Convertible Preferred Stock, before any payment shall be made or any assets distributed to the holders of shares of Common Stock; provided that, except in the event of any voluntary or involuntary liquidation, dissolution or winding up, the requirement for payment of such a preferential amount on liquidation to the holders of Series B Convertible Preferred Stock shall not impose any restriction on the use of the surplus of the Corporation. If, upon liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts provided in the first sentence of this Paragraph (b) and to the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series B Convertible Preferred Stock in any distribution of assets, then the entire assets of this Corporation to be distributed shall be distributed ratably in proportion to their respective full preferential amounts among the holders of Series B Convertible Preferred Stock and the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series B Convertible Preferred Stock in any distribution of assets. After payment has been made to the holders of Series B Convertible Preferred Stock of the full amounts to which they are entitled pursuant to this Paragraph (b), the remaining assets of the Corporation shall be distributed ratably in such amounts per share to the holders of Series B Convertible Preferred Stock, to the holders of any other series of Preferred Stock or any other class of stock of the Corporation and to the holders of Common Stock so that the amount distributed per share of Series B Convertible Preferred Stock shall equal the amount distributed per share of Common Stock multiplied by the Conversion Rate then in effect.

                  (ii) A consolidation or merger of the Corporation with or into any other corporation or corporations in a transaction in which the shareholders of the Corporation receive cash in exchange for the shares of capital stock of the Corporation then held by them, or the sale of all or substantially all of the assets of the Corporation for cash, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Paragraph (b).

              (c) Redemption Rights. (i) Subject to Subparagraph (vii) below, on each of December 31, 1998, December 31, 1999 and December 31, 2000 (such dates being hereinafter referred to as the "Redemption Dates"), and so long as any shares of Series B Convertible Preferred Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option and upon the written notice of any holder or holders of Series B Convertible Preferred Stock (the "Redemption Notice") (which Redemption Notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Series B Convertible Preferred Stock sought to be redeemed (up to the maximum number of shares owned by such holder which are entitled to be redeemed on such Redemption Date as hereinafter provided)), delivered at least 30 but not more than 60 days prior to the Redemption Date, the following respective percentages of shares of Series B Convertible Preferred Stock outstanding and owned by such holder (or his predecessor who purchased such shares on original issuance from the Corporation as shown by the stock records of the Corporation):

         December 31, 1998                  33-1/3%

         December 31, 1999                  66-2/3%

         December 31, 2000                  100%

provided however, that if on any Redemption Date subsequent to December 31, 1998 a holder of shares of Series B Convertible Preferred Stock who held shares on a previous Redemption Date had not theretofore exercised in full a redemption option, then such holder shall, in addition to the shares which can be redeemed on the then current Redemption Date, have the right to have redeemed such additional shares of Series B Convertible Preferred Stock which would cause such holder to have redeemed as of the then current Redemption Date the maximum number of shares of Series B Convertible Preferred Stock which could have been redeemed through such date had all redemption options existing on or prior to such date been exercised in full.

                  (ii) The amount per share of Series B Convertible Preferred Stock at which the shares of Series B Convertible Preferred Stock are to be redeemed pursuant to Subparagraph (i) on any Redemption Date shall be an amount equal to Accrued Dividends and any other dividends declared but unpaid, if any, on or with respect to such shares of Series B Convertible Preferred Stock up to and including the applicable Redemption Date, plus the greater of (A) the Liquidation Price and (B) the fair market value per share (as determined by agreement between the Corporation and the holders of 66-2/3% of the Series B Convertible Preferred Stock or, in the absence of such agreement, by an independent firm of investment bankers, appraisers or accountants selected by the Corporation and the holders of 66-2/3% of the Series B Convertible Preferred Stock, or, in the absence of agreement as to the identity of such independent firm, by three independent firms of investment bankers, appraisers or accountants, one of which shall be selected by the Corporation, one by holders of 66-2/3% of the Series B Convertible Preferred Stock, and the third by the preceding two firms so selected, or in such other manner as may be agreed between the Corporation and the holders of 66-2/3% of the Series B Convertible Preferred Stock). The total sum payable per share of Series B Convertible Preferred Stock on any Redemption Date is hereinafter referred to as the "Series B Redemption Price", and any payment to be made is hereinafter referred to as the "Series B Redemption Payment."

                 (iii) On or after each Redemption Date, each holder of shares of Series B Convertible Preferred Stock to be redeemed shall surrender a certificate or certificates (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank) evidencing such holder's shares of Series B Convertible Preferred Stock to be redeemed on such date to the Corporation at the place designated in such notice, and shall thereupon be entitled to receive payment of the Redemption Price, and a new certificate shall be issued representing the unredeemed shares included in such certificate or certificates, if any. The Corporation shall pay the Series B Redemption Payment no later than the date that is one month following the Redemption Date. On or prior to any Redemption Date the Corporation may deposit, with any bank or trust company in Philadelphia or New York having capital and surplus of at least $250,000,000, as a trust fund, a sum sufficient to redeem on the Redemption Date, the shares of Series B Convertible Preferred Stock scheduled for redemption, with irrevocable instructions and authority to the bank or trust company to give notice of redemption thereof if such notice shall not previously have been given by the Corporation or to complete the giving of any notice if necessary, and to pay, on and after the Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. From and after the Redemption Date, (A) if funds necessary for the redemption shall be available therefor, unless the Corporation shall default in making payment of the Redemption Price upon surrender of certificates as aforesaid, or (B) if funds necessary for the redemption shall have been so deposited, the shares called for redemption or a pro rata part of each share in cases of redemption pro rata shall cease to be outstanding and the holders thereof shall cease to be shareholders with respect to such shares or pro rata parts and shall have no interest in or claim against the Corporation with respect to such shares or pro rata parts except the right to receive from the Corporation or the bank or trust company with which such deposit may have been made payment of the Redemption Price of the shares without interest upon the surrender of their certificates therefor (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank). Any funds so deposited which shall not be required for such redemption because of the exercise of conversion rights subsequent to the date of deposit shall be returned to the Corporation. In case any holder of shares of Series B Convertible Preferred Stock which have been called for redemption shall not, within six (6) years after the date of such deposit, have claimed the amount deposited with respect to the redemption thereof, such bank or trust company, upon demand, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof to such holder, and thereafter such holder shall look only to the Corporation for payment thereof. Any interest which may accrue on funds so deposited shall be paid to the Corporation from time to time.

                  (iv) The Corporation shall have the power to purchase or otherwise acquire shares of Series B Convertible Preferred Stock from time to time at such price or prices as may be agreed upon by the holder or holders thereof and the Corporation, provided that unless dividends and distributions on all outstanding shares of Series B Convertible Preferred Stock which have been declared shall have been paid or a sum or assets sufficient for the payment thereof set apart, the Corporation shall not purchase for value any shares of Series B Convertible Preferred Stock except in accordance with an offer made in writing or by publication (as determined by the Board of Directors of the Corporation) to all holders of record of shares of Series B Convertible Preferred Stock.

                   (v) If the funds of the Corporation available for redemption of shares of Series B Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series B Convertible Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably in proportion to their respective redemption prices among the holders of such shares to be redeemed and the holders of any other Series of Preferred Stock ranking on a parity with the shares of Series B Convertible Preferred Stock in any distribution of assets among the holders of such shares to be redeemed. The shares of Series B Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Convertible Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

                  (vi) Notwithstanding the foregoing, holders of shares of Series B Convertible Preferred Stock shall have no right to require redemption under this Paragraph (c) if, prior to the exercise of their right to require redemption as provided in Subparagraph (i) above, there shall have occurred a closing or closings of a public sale or sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation, where the aggregate sales price of the securities included in such sale or sales (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $12,500,000, and the price per share of such securities is at least $3.33.

                 (vii) Anything contained in this Paragraph (c) to the contrary notwithstanding, the holders of shares of Series

B Convertible Preferred Stock requested by such holders as herein provided to be redeemed pursuant to this Paragraph (c) shall have the right, exercisable at any time up to the close of business on the Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall have been exercisable until such default is cured), to convert all or any part of such shares to be redeemed as herein provided into shares of Common Stock pursuant to Paragraph (d) hereof. If, and to the extent, any shares of Series B Convertible Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Redemption Date, the total number of shares of Series B Convertible Preferred Stock otherwise to be redeemed on such date shall be reduced by the number of shares of Series B Convertible Preferred Stock so converted.

                (viii) Shares of Series B Convertible Preferred Stock which have been redeemed or reacquired in any manner by the Corporation or which have been converted into shares of stock of another class or classes shall be cancelled and may not be reissued.

              (d) Rank. The Series B Convertible Preferred Stock shall rank as to dividends and assets on a parity with the Corporation's Series A Convertible Preferred Stock.

              (e) Conversion Rights. (i) Shares of Series B Convertible Preferred Stock may, at the option of the holder, be converted into shares of Common Stock of the Corporation (as such shares of Common Stock may be constituted on the conversion date) at any time and from time to time at the rate of one (1) share of Common Stock for each share of Series B Convertible Preferred Stock, subject to adjustment as provided below (the "Conversion Rate"); provided that, as to any shares of Series B Convertible Preferred Stock which a holder has elected to have the Company redeem, the conversion right shall terminate at the close of business on the Redemption Date (determined as provided in Paragraph (c) hereof), unless default shall be made in the payment of the applicable Redemption Price.

                  (ii) The holder of a share or shares of Series B Convertible Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours, at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent of the Corporation for the shares of this series or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued and by payment of any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series B Convertible Preferred Stock converted. Conversion shall be deemed to have been effected on the date such delivery is made, and such date is referred to herein as the "conversion date". If the conversion right is exercised in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering shares of Series B Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive shares of Common Stock issuable upon such conversion of shares of Series B Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until the closing of such sale of securities. As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the conversion date. No payment or adjustment shall be made upon any conversion on account of any dividends declared but unpaid on the shares of Series B Convertible Preferred Stock surrendered for conversion or on account of any dividends on the shares of Common Stock issued upon such conversion.

                 (iii)  All outstanding shares of Series B Convertible
Preferred Stock shall be deemed automatically converted into shares of Common Stock at the Conversion Rate upon the occurrence of a closing of a public sale for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common stock of the Corporation, where the aggregate sales price of securities included in such sale and in all other public sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation closed prior thereto (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $12,500,000 and the price per share of such securities is at least $3.33. On or after the date of the closing of such sale, and in any event within ten days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence thereof, each holder of shares of Series B Convertible Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent for the shares of this series or at such other place as may be designated by the Corporation, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock shall have been converted. On the date of the closing of such sale, each holder of shares of Series B Convertible Preferred Stock shall be deemed to be a holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series B Convertible Preferred Stock shall not have been surrendered as provided above, that notice from the Corporation shall not have been received by any holder of shares of Series B Convertible Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such person.

                  (iv) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series B Convertible Preferred Stock. If more than one share of Series B Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series B Convertible Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market price of one share of Common Stock on the conversion date. A determination of the current market price made in good faith by the Board of Directors for the purposes of this Subparagraph (e)(iv) shall be conclusive and binding upon all the shareholders of the Corporation.

                   (v) From and after the date of the first issuance of shares of Series B Convertible Preferred Stock, the Conversion Rate provided for above shall be subject to the following adjustments, which shall be made to the nearest one-tenth of a share of Common Stock or, if none, to the next lower one-tenth:

                        (A) If the Corporation shall pay to all of the holders of its Common Stock or any other class or series of its capital stock which is not on a parity with or senior to the Series B Convertible Preferred Stock, a dividend in shares of Common Stock or in securities convertible into its Common Stock (the "Convertible Securities"), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be increased, effective at the opening of business on the full business day next following such record date, by multiplying such Conversion Rate by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on such record date plus the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date.

                        (B) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares of its Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such action shall be increased in the case of a split or decreased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective, so that the holders of shares of Series B Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holders would have been entitled to receive as a result of such split or combination if such shares of Series B Convertible Preferred Stock had been converted immediately prior to the date such split or combination, as the case may be, became effective.

                        (C) If the Corporation shall issue or sell to all holders of its Common Stock options, warrants or rights to subscribe for or purchase shares of its Common Stock, other than Permitted Shares (as hereinafter defined), at a price per share (plus the consideration per share of Common Stock, if any, received for such options, warrants or rights) less than $2.50 divided by the Conversion Rate in effect immediately prior to such issuance or sale (the "Adjustment Price") or to subscribe for or purchase any Convertible Securities at a price per share (plus the consideration per share of Convertible Securities, if any, received for such options, warrants or rights) which when divided by the conversion rate applicable to those Convertible Securities is less than the Adjustment Price, the Conversion Rate in effect immediately prior to such issuance or sale shall be increased, effective at the opening of business on the first full business day next following such issuance or sale, to an amount determined by multiplying such Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said date plus the number of shares of Common Stock issuable on exercise of such options, warrants or rights (or in the case of Convertible Securities the number of shares of Common Stock into which the Convertible Securities issuable on exercise of such options, warrants or rights would then be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to said date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price for the total number of such shares issuable on exercise of such options, warrants or rights (including the consideration, if any, received by the Corporation for such options, warrants or rights) would purchase at the Adjustment Price. On the expiration of such options, warrants or rights the Conversion Rate applicable to any then outstanding shares of Series B Convertible Preferred Stock shall forthwith be readjusted to the Conversion Rate which would have obtained at the time of such expiration if the adjustment made at the time such options, warrants or rights were issued or sold had been made upon the basis of the issuance of only the number of shares of Common Stock or Convertible Securities actually issued upon the exercise of such options, warrants or rights, but such readjustment shall not affect any conversion theretofore made. Permitted Shares shall include (w) 750,000 shares of Common Stock issued after the date of the first sale of shares of Series B Convertible Preferred Stock, including but not limited to any shares of Common Stock or Convertible Securities issued or issuable to officers, directors or employees of, or consultants to, or to persons who were to become officers, directors or employees of, or consultants to, the Corporation pursuant to awards or grants made after the date of the first sale of shares of Series B Convertible Preferred Stock under stock option, stock incentive, stock appreciation, stock bonus, stock award or compensation rights plans or arrangements or employment letters or any other employee benefit plans presently in effect or which may hereafter be adopted or entered into by the Corporation, (x) any shares of Common Stock or Convertible Securities issued or issuable upon conversion of any Convertible Securities and (y) any shares of Common Stock issued or issuable upon conversion of shares of Series B Convertible Preferred Stock; provided that each such sale or issuance shall have been approved by the Board of Directors of the Corporation or a committee thereof.

                        (D) If the Corporation shall distribute to all of the holders of its Common Stock any evidences of its indebtedness, or any options, warrants or rights to subscribe for any security other than its Common Stock or Convertible Securities, or any other assets (excluding dividends and distributions in cash to the extent permitted by law), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such distribution shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such Conversion Rate by a fraction the numerator of which is the Adjustment Price (as defined in clause (C) above) and the denominator of which is such Adjustment Price less the fair market value (as determined by an independent appraiser selected with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive) of the amount of evidences of indebtedness, options, rights, warrants or other assets (excluding cash dividends and distributions as aforesaid) so distributed which is applicable to one share of Common Stock.

                        (E) If the Corporation shall issue shares of its Common Stock or Convertible Securities other than Permitted Shares and other than pursuant to a transaction described in clauses (A)-(D) hereof, at a price per share of less than the Adjustment Price (as defined in clause (C) above) or in the case of Convertible Securities at a price per share which when divided by the conversion rate applicable thereto is less than the Adjustment Price), the Conversion Rate in effect immediately prior to such issuance shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying the Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to such issuance plus the number of additional shares of Common Stock to be so issued (or in the case of Convertible Securities the number of additional shares of Common Stock into which the Convertible Securities to be so issued would be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock of the Corporation which the aggregate purchase price for the total number of additional shares of Common Stock or Convertible Securities to be so issued would purchase at the Adjustment Price.

No adjustment of the Conversion Rate as provided in this Subparagraph (e)(v) shall be made by reason of the issuance of shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, for cash, property or services, except as provided in clauses (C) and
(E) of this Subparagraph (e)(v). To the extent that any shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In the case of the issuance of Common Stock or Convertible Securities, or options, warrants or rights to subscribe therefor, for a consideration all or part of which shall be property received or services performed, the value of such property or services for the purposes of clauses (C) and (E) of this Subparagraph (e)(v) shall be determined, irrespective of the accounting treatment thereof and without deduction therefrom of any reasonable expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith, by at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive. Whenever the Conversion Rate is adjusted pursuant to this Subparagraph (e)(v) the Corporation shall (x) promptly place on file at its principal executive offices or corporate trust office of its transfer agent or agents for the shares of Series B Convertible Preferred Stock a statement signed by the President or a Vice President of the Corporation and by its Treasurer, an Assistant Treasurer or other financial officer showing in reasonable detail the facts requiring such adjustment and the Conversion Rate after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (y) mail to holders of record of shares of Series B Convertible Preferred Stock a notice stating that such adjustment has been made and the adjusted Conversion Rate.

                  (vi) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock or Convertible Securities or if it shall split or combine the outstanding shares of its Common Stock, the Adjustment Price referred to in clauses (C), (D) and (E) of Subparagraph (e)(v) (as theretofore decreased or increased) shall forthwith be decreased in the case of a stock dividend or split or increased in the case of a combination by multiplying the Adjustment Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on the record date fixed for any such stock dividend or immediately before any such split or combination becomes effective and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date or immediately before such split or combination becomes effective plus, with respect to a stock dividend, the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend or, with respect to a stock split, the number of shares of Common Stock issued as a result of such split or minus, with respect to a stock combination, the difference between the number of shares of Common Stock issued and outstanding immediately before such combination becomes effective and the number of shares of Common Stock issued and outstanding immediately after such combination becomes effective.

                 (vii) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation, except a split or combination of shares as to which clause (B) of Subparagraph (e)(v) is applicable) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation so that (A) the holder of each share of Series B Convertible Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series B Convertible Preferred Stock might have been converted immediately prior thereto, and (B) there shall be subsequent adjustments of the Conversion Rate which shall be equivalent, as nearly as practicable, to the adjustments provided for in Subparagraph (e)(v). The provisions of this Subparagraph
(e)(vii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

                (viii) If a state of facts shall occur which, without being specifically controlled by the provisions of this Paragraph (e), would not fairly protect the conversion rights of the Series B Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

                  (ix) The issuance of shares of Common Stock of the Corporation on conversion of shares of Series B Convertible Preferred Stock shall be without charge to the converting holder of shares of Series B Convertible Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series B Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                   (x) Shares of Common Stock issued on conversion of shares of Series B Convertible Preferred Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of shares of Series B Convertible Preferred Stock such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of this Series, and to the extent necessary in order to reserve a sufficient number of such shares, the Corporation shall, subject to appropriate shareholder action, amend its Articles of Incorporation to increase the number of duly authorized but unissued shares of its Common Stock.

                  (xi) Shares of Series B Convertible Preferred Stock converted as provided herein shall not be reissued and the Board of Directors shall take appropriate action from time to time to effect reductions in the number of shares of Preferred Stock which the Corporation is authorized to issue.

              (f) Voting Rights. (i) So long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of holders of at least a majority of the total number of shares of Series B Convertible Preferred Stock then outstanding, voting as a separate class, in any manner, whether by amendment to the Articles of Incorporation of the Corporation or otherwise:

                        (A) Amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation if such action would alter or change the designations, relative rights, preferences or limitations of, or the restrictions provided for the benefit of, the Series B Convertible Preferred Stock so as to affect the Series B Convertible Preferred Stock adversely;

                        (B) Authorize or create any additional shares of Series B Convertible Preferred Stock, or authorize or create shares of any class or series of stock having any preference or priority as to dividends or assets superior or equal to any such preference or priority of the Series B Convertible Preferred Stock, or authorize or create shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any such preference; or

                        (C) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series B Convertible Preferred Stock as to dividends or assets into shares of Series B Convertible Preferred Stock or into shares having any preference or priority as to dividends or assets superior or equal to that of the Series B Convertible Preferred Stock.

                  (ii) The votes or consent required in Subparagraph (f)(i) above shall be in addition to any approval of shareholders of the Corporation which may be required by law or pursuant to any provision of the Corporation's Articles of Incorporation, which approval shall be obtained by vote of the shareholders of the Corporation in the manner provided in Subparagraph (f)(iii) below.

                 (iii) The holder of each share of Series B Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could be converted on the applicable record date fixed for determining the holders entitled to vote, and the holders of Common Stock and Series B Convertible Preferred Stock shall vote together as a single class on all matters as to which the Common Stock is entitled to vote, except as specifically provided by law or by Subparagraph (f)(i) above.

              (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Convertible Preferred Stock, at least 5 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

              (h)  Definitions.

                   (i) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which Accrued Dividends are to be computed, less the amount of all dividends paid upon the relevant shares of stock.

                  (ii)  The term "Full Cumulative Dividends" shall mean
(whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Series B Convertible Preferred Stock as provided herein for the period of time elapsed from October 30, 1994, to the date as of which Full Cumulative Dividends are to be computed.

                  (iii) The term "Series B Purchase Price" shall mean $2.50 per share.

Microfilm Number              Filed with the Department of State on Aug 11 1994
                ------------                                        -----------

Entity Number  2075611         /s/ Robert M. Grant
            ----------------  -------------------------------------------------
                                   Secretary of the Commonwealth

      ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                       DSCB:15-1915 (Rev. 90)

    In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:   Apollon, Inc.
                                    -------------------------------------------

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    c/o Ballard Spahr Andrews & Ingersoll
(a) 1735 Market Street, 51st Floor   Philadelphia   PA  19103-7599  Philadelphia
   -----------------------------------------------------------------------------
     Number and Street                  City      State    Zip         County

(b) c/o:
        ------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                 County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is: Business
                                                          ----------------------
    Corporation Law of 1988, as amended
    ----------------------------------------------------------------------------

4.  The date of its incorporation is:  February 6, 1992
                                     -------------------------------------------

5. (Check, and if appropriate complete, one of the following):

     X   The amendment shall be effective upon filing these Articles of
    ---  Amendment in the Department of State.

         The amendment shall be effective on:               at
    ---                                      ---------------  ------------------
                                               Date                 Hour

6.  (Check one of the following):

     X   The amendment was adopted by the shareholders (or members) pursuant to
    ---  15 Pa.C.S. Section 1914(a) and (b).

         The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

         The amendment adopted by the corporation, set forth in full, is as --- follows:

     X   The amendment adopted by the corporation as set forth in full in
    ---  Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)2

8.  (Check if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.

    IN TESTIMONY WHEREOF the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
  18th  day of   July    , 1994   .
--------      -----------    -----

                                          Apollon, Inc.
                                  ----------------------------------------
                                           (Name of Corporation)

                                  BY:  /s/ Vincent R. Zurawski, Jr.
                                     -------------------------------------
                                               (Signature)
                                       Vincent R. Zurawski, Jr.

                                  TITLE:    President
                                        ----------------------------------

                                      EXHIBIT A

         RESOLVED, that the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Corporation's Series A Convertible Preferred Stock (the "Terms") are hereby amended in the following respects:

              1. Section (b)(i) of the Terms is hereby amended to read in full as follows:

         "(b) Liquidation Rights. (i) In the event of a voluntary of involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $1.6667 per share (the "Liquidation Price"), and a further amount equal to the accrued Dividends plus any other dividends declared but unpaid, if any, on or with respect to such shares of Series A Convertible Preferred Stock, before any payment shall be made or any assets distributed to the holders of shares of Common Stock; provided that, except in the event of any voluntary or involuntary liquidation, dissolution or winding up, the requirement for payment of such a preferential amount on liquidation to the holders of Series A Convertible Preferred Stock shall not impose any restriction on the use of the surplus of the Corporation. If, upon liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts provided in the first sentence of this Paragraph (b) and to the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets, then the entire assets of this Corporation to be distributed shall be distributed ratably in proportion to their respective full preferential amounts among the holders of Series A Convertible Preferred Stock and the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets. After payment has been made to the holders of Series A Convertible Preferred Stock of the full amounts to which they are entitled pursuant to this Paragraph (b), the remaining assets of the Corporation shall be distributed in such amounts per share to the holders of Series A Convertible Preferred Stock, to the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series A Convertible Preferred Stock in any distribution of assets and to the holders of Common Stock so that the amount distributed per share of Series A Convertible Preferred Stock shall equal the amount distributed per share of Common Stock multiplied by the Conversion Rate then in effect."

Microfilm Number              Filed with the Department of State on May 6 1996

                --------------                                          ------

Entity Number                               /s/ [Signature Illegible]
             -----------------    --------------------------------------------
                                          Secretary of the Commonwealth

        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                          DSCB: 15-1522 (Rev.   )

     In compliance with the requirements of 15 Pa.C.S. 1522(b) (relating to statements with respect to shares) of undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.  The name of the corporation is:   Apollon, Inc.
                                    ------------------------------------------

    --------------------------------------------------------------------------

2.  (Check and complete one of the following):

        The resolution amending the Articles under 15 Pa.C.S. 1522(b) (relating --- to divisions and determinations by the board) set forth in full, is as follows:

    X   The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
   --- is set forth in full in Exhibit A attached hereto and made a part thereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 3,000,000 shares.
    ---------

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: 4/25/96
                          -------

5.  (Check, and if appropriate complete, one of the following):

    X   The resolution shall be effective upon the filing this statement with
   ---  respect to shares in the Department of State.

        The resolution shall be effective on:               at:
   ---                                        -------------     --------------
                                                  Date               Hour

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 6th day of
May  1996                                                        ---
---  ----

                                APOLLON, INC.

                                ----------------------------------------------
                                         (Name of Corporation)

                                By:  /s/Vincent R. Zurawski, Jr.
                                    ------------------------------------------
                                                (Signature)

                                Title:  President and CEO
                                       ---------------------------------------

                                    APOLLON, INC.

                    Exhibit A to Statement With Respect to Shares

             RESOLUTION ESTABLISHING SERIES C CONVERTIBLE PREFERRED STOCK

         RESOLVED, that in accordance with the Articles of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock, designated Series C Convertible Preferred Stock consisting of 3,000,000 shares with the following voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights:

              (a) Dividend Rights. (i) The holder of each share of Series C Convertible Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for any shares of Common Stock in any such year, out of funds legally available for that purpose, dividends at the rate of 8% of the Series C Purchase Price (as such term is defined in Paragraph
(h) hereof) per annum, and no more.

                  (ii) Such dividends shall cumulate commencing April 30, 1997, and shall be payable quarterly in arrears commencing on July 30, 1997 and on each October 30, January 30, April 30 and July 30 thereafter (each hereinafter called a "Dividend Accrual Date" and each of the quarterly periods, or portions thereof, ending on the 29th day of such month, respectively, being hereinafter called a "Dividend Period") and shall be paid in cash only (A) when and as declared by the Board of Directors of the Corporation out of funds legally available for that purpose with the first payment due on July 30, 1997 unless sooner declared by the Board of Directors, or (B) upon liquidation as provided in Paragraph (b) hereof or redemption as provided in Paragraph (c) hereof. The declaration and payment of such dividends to the holders of Series C Convertible Preferred Stock shall be paid to the extent funds are legally available for such purpose and the Board of Directors of the Corporation votes to make payment thereof.

                 (iii) Dividends on shares of Series C Convertible Preferred Stock shall be cumulative (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in Paragraph (h) hereof) upon the Series C Convertible Preferred Stock to the end of the last completed Dividend Period shall not have been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends shall be fully paid (but without interest), or such dividends in such amount shall be declared on the shares of the Series C

Convertible Preferred Stock and a sum sufficient for the payment thereof shall be set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any class of stock ranking as to dividends or upon liquidation junior to the Series C Convertible Preferred Stock (other than a dividend payable in such junior stock) and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of any class of stock ranking as to dividends or upon liquidation junior to the Series C Convertible Preferred Stock (with respect to rights to dividends and on liquidation, the Series C Convertible Preferred Stock shall rank prior to the Common Stock and on a parity with the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Corporation); provided, that no dividends shall be declared or paid and no sum sufficient for the payment thereof shall be set apart for such payment in respect of the shares of Common Stock (other than a dividend payable in shares of Common Stock) while any shares of the Series C Convertible Preferred Stock are outstanding without the approval of the holders of record of a majority of the shares of Series C Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the declaration of such dividend; further provided, that no Accrued Dividends (as such term is defined in Paragraph (h) hereof) shall be payable upon conversion of the Series C Convertible Preferred Stock or at any time thereafter.

              (b) Liquidation Rights. (i) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of Series C Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $4.00 per share (the "Liquidation Price"), and a further amount equal to the Accrued Dividends plus any other dividends declared but unpaid, if any, on or with respect to such shares of Series C Convertible Preferred Stock, before any payment shall be made or any assets distributed to the holders of shares of Common Stock; provided that, except in the event of any voluntary or involuntary liquidation, dissolution or winding up, the requirement for payment of such a preferential amount on liquidation to the holders of Series C Convertible Preferred Stock shall not impose any restriction on the use of the surplus of the Corporation. If, upon liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of Series C Convertible Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts provided in the first sentence of this Paragraph (b) and to the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series C Convertible Preferred Stock in any distribution of assets, then the entire assets of this Corporation to be distributed shall be distributed ratably in proportion to their respective full preferential amounts among the holders of Series C Convertible Preferred Stock and the holders of any other series of Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of Series C Convertible Preferred Stock in any distribution of assets. After payment has been made to the holders of Series C Convertible Preferred Stock of the full amounts to which they are entitled pursuant to this Paragraph (b), the remaining assets of the Corporation shall be distributed ratably in such amounts per share to the holders of Series C Convertible Preferred Stock, to the holders of any other series of Preferred Stock or any other class of stock of the Corporation and to the holders of Common Stock so that the amount distributed per share of Series C Convertible Preferred Stock shall equal the amount distributed per share of Common Stock multiplied by the Conversion Rate then in effect.

                  (ii) A consolidation or merger of the Corporation with or into any other corporation or corporations in a transaction in which the shareholders of the Corporation receive cash in exchange for the shares of capital stock of the Corporation then held by them, or the sale of all or substantially all of the assets of the Corporation for cash, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Paragraph (b).

              (c) Redemption Rights. (i) Subject to Subparagraph (vii) below, on each of April 30, 1998, April 30, 1999 and April 30, 2000 (such dates being hereinafter referred to as the "Redemption Dates"), and so long as any shares of Series C Convertible Preferred Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option and upon the written notice of any holder or holders of Series C Convertible Preferred Stock (the "Redemption Notice") (which Redemption Notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Series C Convertible Preferred Stock sought to be redeemed (up to the maximum number of shares owned by such holder which are entitled to be redeemed on such Redemption Date as hereinafter provided)), delivered at least 30 but not more than 60 days prior to the Redemption Date, the following respective percentages of shares of Series C Convertible Preferred Stock outstanding and owned by such holder (or his predecessor who purchased such shares on original issuance from the Corporation as shown by the stock records of the Corporation):

         April 30, 1998                33-1/3%

         April 30, 1999                66-2/3%

         April 30, 2000                100%

provided however, that if on any Redemption Date subsequent to April 30, 1998 a holder of shares of Series C Convertible Preferred Stock who held shares on a previous Redemption Date had not theretofore exercised in full a redemption option, then such holder shall, in addition to the shares which can be redeemed on the then current Redemption Date, have the right to have redeemed such additional shares of Series C Convertible Preferred Stock which would cause such holder to have redeemed as of the then current Redemption Date the maximum number of shares of Series C Convertible Preferred Stock which could have been redeemed through such date had all redemption options existing on or prior to such date been exercised in full.

                  (ii) The amount per share of Series C Convertible Preferred Stock at which the shares of Series C Convertible Preferred Stock are to be redeemed pursuant to Subparagraph (i) on any Redemption Date shall be an amount equal to Accrued Dividends and any other dividends declared but unpaid, if any, on or with respect to such shares of Series C Convertible Preferred Stock up to and including the applicable Redemption Date, plus the greater of (A) the Liquidation Price and (B) the fair market value per share (as determined by agreement between the Corporation and the holders of 66-2/3% of the Series C Convertible Preferred Stock or, in the absence of such agreement, by an independent firm of investment bankers, appraisers or accountants selected by the Corporation and the holders of 66-2/3% of the Series C Convertible Preferred Stock, or, in the absence of agreement as to the identity of such independent firm, by three independent firms of investment bankers, appraisers or accountants, one of which shall be selected by the Corporation, one by holders of 66-2/3% of the Series C Convertible Preferred Stock, and the third by the preceding two firms so selected, or in such other manner as may be agreed between the Corporation and the holders of 66-2/3% of the Series C Convertible Preferred Stock). The total sum payable per share of Series C Convertible Preferred Stock on any Redemption Date is hereinafter referred to as the "Series C Redemption Price", and any payment to be made is hereinafter referred to as the "Series C Redemption Payment."

                 (iii) On or after each Redemption Date, each holder of shares of Series C Convertible Preferred Stock to be redeemed shall surrender a certificate or certificates (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank) evidencing such holder's shares of Series C Convertible Preferred Stock to be redeemed on such date to the Corporation at the place designated in such notice, and shall thereupon be entitled to receive payment of the Redemption Price, and a new certificate shall be issued representing the unredeemed shares included in such certificate or certificates, if any. The Corporation shall pay the Series C Redemption Payment no later than the date that is one month following the Redemption Date. On or prior to any Redemption Date the Corporation may deposit, with any bank or trust company in Philadelphia or New York having capital and surplus of at least $250,000,000, as a trust fund, a sum sufficient to redeem on the Redemption Date, the shares of Series C Convertible Preferred Stock scheduled for redemption, with irrevocable instructions and authority to the bank or trust company to give notice of redemption thereof if such notice shall not previously have been given by the Corporation or to complete the giving of any notice if necessary, and to pay, on and after the Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. From and after the Redemption Date, (A) if funds necessary for the redemption shall be available therefor, unless the Corporation shall default in making payment of the Redemption Price upon surrender of certificates as aforesaid, or (B) if funds necessary for the redemption shall have been so deposited, the shares called for redemption or a pro rata part of each share in cases of redemption pro rata shall cease to be outstanding and the holders thereof shall cease to be shareholders with respect to such shares or pro rata parts and shall have no interest in or claim against the Corporation with respect to such shares or pro rata parts except the right to receive from the Corporation or the bank or trust company with which such deposit may have been made payment of the Redemption Price of the shares without interest upon the surrender of their certificates therefor (duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank). Any funds so deposited which shall not be required for such redemption because of the exercise of conversion rights subsequent to the date of deposit shall be returned to the Corporation. In case any holder of shares of Series C Convertible Preferred Stock which have been called for redemption shall not, within six (6) years after the date of such deposit, have claimed the amount deposited with respect to the redemption thereof, such bank or trust company, upon demand, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof to such holder, and thereafter such holder shall look only to the Corporation for payment thereof. Any interest which may accrue on funds so deposited shall be paid to the Corporation from time to time.

                  (iv) The Corporation shall have the power to purchase or otherwise acquire shares of Series C Convertible Preferred Stock from time to time at such price or prices as may be agreed upon by the holder or holders thereof and the Corporation, provided that unless dividends and distributions on all outstanding shares of Series C Convertible Preferred Stock which have been declared shall have been paid or a sum or assets sufficient for the payment thereof set apart, the Corporation shall not purchase for value any shares of Series C Convertible Preferred Stock except in accordance with an offer made in writing or by publication (as determined by the Board of Directors of the Corporation) to all holders of record of shares of Series C Convertible Preferred Stock.

                   (v) If the funds of the Corporation available for redemption of shares of Series C Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series C Convertible Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably in proportion to their respective redemption prices among the holders of such shares to be redeemed and the holders of any other series of Preferred Stock ranking on a parity with the shares of Series C Convertible Preferred Stock in any distribution of assets among the holders of such shares to be redeemed. The shares of Series C Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series C Convertible Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

                  (vi) Notwithstanding the foregoing, holders of shares of Series C Convertible Preferred Stock shall have no right to require redemption under this Paragraph (c) if, prior to the exercise of their right to require redemption as provided in Subparagraph (i) above, there shall have occurred a closing or closings of a public sale or sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation, where the aggregate sales price of the securities included in such sale or sales (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $15,000,000.00 and the price per share of such securities is at least $5.00.

                 (vii) Anything contained in this Paragraph (c) to the contrary notwithstanding, the holders of shares of Series C Convertible Preferred Stock requested by such holders as herein provided to be redeemed pursuant to this Paragraph (c) shall have the right, exercisable at any time up to the close of business on the Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall have been exercisable until such default is cured), to convert all or any part of such shares to be redeemed as herein provided into shares of Common

Stock pursuant to Paragraph (d) hereof. If, and to the extent, any shares of Series C Convertible Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Redemption Date, the total number of shares of Series C Convertible Preferred Stock otherwise to be redeemed on such date shall be reduced by the number of shares of Series C Convertible Preferred Stock so converted.

                (viii) Shares of Series C Convertible Preferred Stock which have been redeemed or reacquired in any manner by the Corporation or which have been converted into shares of stock of another class or classes shall be cancelled and may not be reissued.

              (d) Rank. The Series C Convertible Preferred Stock shall rank as to dividends and assets on a parity with the Corporation's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

              (e) Conversion Rights. (i) Shares of Series C Convertible Preferred Stock may, at the option of the holder, be converted into shares of Common Stock of the Corporation (as such shares of Common Stock may be constituted on the conversion date) at any time and from time to time at the rate of one (1) share of Common Stock for each share of Series C Convertible Preferred Stock, subject to adjustment as provided below (the "Conversion Rate"); provided that, as to any shares of Series C Convertible Preferred Stock which a holder has elected to have the Company redeem, the conversion right shall terminate at the close of business on the Redemption Date (determined as provided in Paragraph (c) hereof), unless default shall be made in the payment of the applicable Redemption Price.

                  (ii) The holder of a share or shares of Series C Convertible Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours, at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent of the Corporation for the shares of this series or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued and by payment of any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series C Convertible Preferred Stock converted. Conversion shall be deemed to have been effected on the date such delivery is made, and such date is referred to herein as the "conversion date." If the conversion right is exercised in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering shares of Series C Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive shares of Common Stock issuable upon such conversion of shares of Series C Convertible Preferred Stock shall not be deemed to have converted such Series C Convertible Preferred Stock until the closing of such sale of securities. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Conversion Rate shall be that in effect on the conversion date. No payment or adjustment shall be made upon any conversion on account of any dividends declared but unpaid on the shares of Series C Convertible Preferred Stock surrendered for conversion or on account of any dividends on the shares of Common Stock issued upon such conversion.

                 (iii)  All outstanding shares of Series C Convertible
Preferred Stock shall be deemed automatically converted into shares of Common Stock at the Conversion Rate upon the occurrence of a closing of a public sale for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation, where the aggregate sales price of securities included in such sale and in all other public sales for the account of the Corporation of the Common Stock of the Corporation or securities convertible into or exchangeable for shares of Common Stock of the Corporation closed prior thereto (before deduction of any underwriting commissions, discounts or concessions or expenses of sale) is at least $15,000,000.00 and the price per share of such securities is at least $5.00. On or after the date of the closing of such sale, and in any event within ten days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence thereof, each holder of shares of Series C Convertible Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal executive offices of the Corporation or at the corporate trust office of any transfer agent for the shares of this series or at such other place as may be designated by the Corporation, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock shall have been converted. On the date of the closing of such sale, each holder of shares of Series C Convertible Preferred Stock shall be deemed to be a holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series C Convertible Preferred Stock shall not have been surrendered as provided above, that notice from the Corporation shall not have been received by any holder of shares of Series C Convertible Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such person.

                  (iv) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series C Convertible Preferred Stock. If more than one share of Series C Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series C Convertible Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market price of one share of Common Stock on the conversion date. A determination of the current market price made in good faith by the Board of Directors for the purposes of this Subparagraph (e)(iv) shall be conclusive and binding upon all the shareholders of the Corporation.

                   (v) From and after the date of the first issuance of shares of Series C Convertible Preferred Stock, the Conversion Rate provided for above shall be subject to the following adjustments, which shall be made to the nearest one-tenth of a share of Common Stock or, if none, to the next lower one-tenth:

                        (A) If the Corporation shall pay to all of the holders of its Common Stock or any other class or series of its capital stock which is not on a parity with or senior to the Series C Convertible Preferred Stock, a dividend in shares of Common Stock or in securities convertible into its Common Stock (the "Convertible

    Securities"), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be increased, effective at the opening of business on the full business day next following such record date, by multiplying such Conversion Rate by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on such record date plus the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date.

                        (B) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares of its Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such action shall be increased in the case of a split or decreased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective, so that the holders of shares of Series C Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holders would have been entitled to receive as a result of such split or combination if such shares of Series C Convertible Preferred Stock had been converted immediately prior to the date such split or combination, as the case may be, became effective.

                        (C) If the Corporation shall issue or sell to all holders of its Common Stock options, warrants or rights to subscribe for or purchase shares of its Common Stock, other than Permitted Shares (as hereinafter defined), at a price per share (plus the consideration per share of Common Stock, if any, received for such options, warrants or rights) less than $4.00 divided by the Conversion Rate in effect immediately prior to such issuance or sale (the "Adjustment Price") or to subscribe for or purchase any Convertible Securities at a price per share (plus the consideration per share of Convertible Securities, if any, received for such options, warrants or rights) which when divided by the conversion rate applicable to those Convertible Securities is less than the Adjustment Price, the Conversion Rate in effect immediately prior to such issuance or sale shall be increased, effective at the opening of business on the first full business day next following such issuance or sale, to an amount determined by multiplying such Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said date plus the number of shares of Common Stock issuable on exercise of such options, warrants or rights (or in the case of Convertible Securities the number of shares of Common Stock into which the Convertible Securities issuable on exercise of such options, warrants or rights would then be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to said date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price for the total number of such shares issuable on exercise of such options, warrants or rights (including the consideration, if any, received by the Corporation for such options, warrants or rights) would purchase at the Adjustment Price. On the expiration of such options, warrants or rights, the Conversion Rate applicable to any then outstanding shares of Series C Convertible Preferred Stock shall forthwith be readjusted to the Conversion Rate which would have obtained at the time of such expiration if the adjustment made at the time such options, warrants or rights were issued or sold had been made upon the basis of the issuance of only the number of shares of Common Stock or Convertible Securities actually issued upon the exercise of such options, warrants or rights, but such readjustment shall not affect any conversion theretofore made. Permitted Shares shall include (v) any shares of Common Stock or Convertible Securities issued or issuable, after the date of the first sale of shares of Series C Convertible Preferred Stock, to officers, directors or employees of, or consultants to, or to persons who were to become officers, directors or employees of, or consultants to, the Corporation pursuant to awards or grants made prior to the date of the first sale of shares of Series C Convertible Preferred Stock, (w) 500,000 shares of Common Stock issued after the date of the first sale of shares of Series C Convertible Preferred Stock, including but not limited to any shares of Common Stock or Convertible Securities issued or issuable to officers, directors or employees of, or consultants to, or to persons who were to become officers, directors or employees of, or consultants to, the Corporation pursuant to awards or grants made after the date of the first sale of shares of Series C Convertible Preferred Stock under stock option, stock incentive, stock appreciation, stock bonus, stock award or compensation plans or arrangements or employment letters or any other employee benefit plans presently in effect or which may hereafter be adopted or entered into by the Corporation, (x) any shares of Common Stock or Convertible Securities issued or issuable upon conversion of any Convertible Securities, and (y) any shares of Common Stock issued or issuable upon conversion of shares of Series C Convertible Preferred Stock; provided that each such sale or issuance shall have been approved by the Board of Directors of the Corporation or a committee thereof.

                        (D) If the Corporation shall distribute to all of the holders of its Common Stock any evidences of its indebtedness, or any options, warrants or rights to subscribe for any security other than its Common Stock or Convertible Securities, or any other assets (excluding dividends and distributions in cash to the extent permitted by law), the Conversion Rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such distribution shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such Conversion Rate by a fraction, the numerator of which is the Adjustment Price (as defined in clause (C) above) and the denominator of which is such Adjustment Price less the fair market value (as determined by an independent appraiser selected with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive) of the amount of evidences of indebtedness, options, rights, warrants or other assets (excluding cash dividends and distributions as aforesaid) so distributed which is applicable to one share of Common Stock.

                        (E) If the Corporation shall issue shares of its Common Stock or Convertible Securities other than Permitted Shares and other than pursuant to a transaction described in clauses (A)-(D) hereof, at a price per share of less than the Adjustment Price (as defined in clause (C) above) or in the case of Convertible Securities at a price per share which when divided by the conversion rate applicable thereto is less than the Adjustment Price), the Conversion Rate in effect immediately prior to such issuance shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying the Conversion Rate by a fraction, the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to such issuance plus the number of additional shares of Common Stock to be so issued (or, in the case of Convertible Securities, the number of additional shares of Common Stock into which the Convertible Securities to be so issued would be convertible) and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock of the Corporation which the aggregate purchase price for the total number of additional shares of Common Stock or

    Convertible Securities to be so issued would purchase at the Adjustment
    Price.

No adjustment of the Conversion Rate as provided in this Subparagraph (e)(v) shall be made by reason of the issuance of shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, for cash, property or services, except as provided in clauses (C) and
(E) of this Subparagraph (e)(v). To the extent that any shares of Common Stock or Convertible Securities of the Corporation, or options, warrants or rights to subscribe therefor, shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In the case of the issuance of Common Stock or Convertible Securities, or options, warrants or rights to subscribe therefor, for a consideration all or part of which shall be property received or services performed, the value of such property or services for the purposes of clauses (C) and (E) of this Subparagraph (e)(v) shall be determined, irrespective of the accounting treatment thereof and without deduction therefrom of any reasonable expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith, by at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors of the Corporation then in office, whose determination, in the absence of fraud, shall be conclusive. Whenever the Conversion Rate is adjusted pursuant to this Subparagraph (e)(v), the Corporation shall (x) promptly place on file at its principal executive offices or corporate trust office of its transfer agent or agents for the shares of Series C Convertible Preferred Stock a statement signed by the President or a Vice President of the Corporation and by its Treasurer, an Assistant Treasurer or other financial officer showing in reasonable detail the facts requiring such adjustment and the Conversion Rate after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (y) mail to holders of record of shares of Series C Convertible Preferred Stock a notice stating that such adjustment has been made and the adjusted Conversion Rate.

                  (vi) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock or Convertible Securities or if it shall split or combine the outstanding shares of its Common Stock, the Adjustment Price referred to in clauses (C), (D) and (E) of Subparagraph (e)(v) (as theretofore decreased or increased) shall forthwith be decreased in the case of a stock dividend or split or increased in the case of a combination by multiplying the Adjustment Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding on the record date fixed for any such stock dividend or immediately before any such split or combination becomes effective and the denominator of which is the number of shares of Common Stock issued and outstanding on such record date or immediately before such split or combination becomes effective plus, with respect to a stock dividend, the number of shares of Common Stock issued, or issuable upon conversion of Convertible Securities issued, in payment of such dividend or, with respect to a stock split, the number of shares of Common Stock issued as a result of such split or minus or, with respect to a stock combination, the difference between the number of shares of Common Stock issued and outstanding immediately before such combination becomes effective and the number of shares of Common Stock issued and outstanding immediately after such combination becomes effective.

                 (vii) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation, except a split or combination of shares as to which clause (B) of Subparagraph (e)(v) is applicable) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation so that (A) the holder of each share of Series C Convertible Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series C Convertible Preferred Stock might have been converted immediately prior thereto, and (B) there shall be subsequent adjustments of the Conversion Rate which shall be equivalent, as nearly as practicable, to the adjustments provided for in Subparagraph (e)(v). The provisions of this Subparagraph
(e)(vii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

                (viii) If a state of facts shall occur which, without being specifically controlled by the provisions of this Paragraph (e), would not fairly protect the conversion rights of the Series C Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

                  (ix) The issuance of shares of Common Stock of the Corporation on conversion of shares of Series C Convertible Preferred Stock shall be without charge to the converting holder of shares of Series C Convertible Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series C Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                   (x) Shares of Common Stock issued on conversion of shares of Series C Convertible Preferred Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of shares of Series C Convertible Preferred Stock such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of this Series, and to the extent necessary in order to reserve a sufficient number of such shares, the Corporation shall, subject to appropriate shareholder action, amend its Articles of Incorporation to increase the number of duly authorized but unissued shares of its Common Stock.

                  (xi) Shares of Series C Convertible Preferred Stock converted as provided herein shall not be reissued and the Board of Directors shall take appropriate action from time to time to effect reductions in the number of shares of Preferred Stock which the Corporation is authorized to issue.

              (f) Voting Rights. (i) So long as any shares of Series C Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of holders of at least a majority of the total number of shares of Series C Convertible Preferred Stock then outstanding, voting as a separate class, in any manner, whether by amendment to the Articles of Incorporation of the Corporation or otherwise:

                        (A) Amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation if such action would alter or change the designations, relative rights, preferences or limitations of, or the restrictions provided for the benefit of, the Series C Convertible Preferred Stock so as to affect the Series C Convertible Preferred Stock adversely;

                        (B) Authorize or create any additional shares of Series C Convertible Preferred Stock, or authorize or create shares of any class or series of stock having any preference or priority as to dividends or assets superior or equal to any such preference or priority of the Series C Convertible Preferred Stock, or authorize or create shares of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any such preference; or

                        (C) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series C Convertible Preferred Stock as to dividends or assets into shares of Series C Convertible Preferred Stock or into shares having any preference or priority as to dividends or assets superior or equal to that of the Series C Convertible Preferred Stock.

                  (ii) The votes or consent required in Subparagraph (f)(i) above shall be in addition to any approval of shareholders of the Corporation which may be required by law or pursuant to any provision of the Corporation's Articles of Incorporation, which approval shall be obtained by vote of the shareholders of the Corporation in the manner provided in Subparagraph (f)(iii) below.

                 (iii) The holder of each share of Series C Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock could be converted on the applicable record date fixed for determining the holders entitled to vote, and the holders of Common Stock and Series C Convertible Preferred Stock shall vote together as a single class on all matters as to which the Common Stock is entitled to vote, except as specifically provided by law or by Subparagraph (f)(i) above.

              (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Convertible

Preferred Stock, at least 5 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

              (h)  Definitions.

                   (i) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which Accrued Dividends are to be computed, less the amount of all dividends paid upon the relevant shares of stock.

                  (ii)  The term "Full Cumulative Dividends" shall mean
(whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Series C Convertible Preferred Stock as provided herein for the period of time elapsed from April 30, 1997, to the date as of which Full Cumulative Dividends are to be computed.

                  (iii) The term "Series C Purchase Price" shall mean $4.00 per share.

Microfilm Number 9677-1510   Filed with the Department of State on Nov 27 1996
                 ----------                                        -----------

Entity Number   2075611
              --------------                /s/ [Illegible]
                                  ---------------------------------------------
                                         Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1515 (Rev. 90)


     In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:     Apollon, Inc.
                                   --------------------------------------------

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

         c/o Ballard Spahr Andrews & Ingersoll
    (a)  1735 Market Street, Philadelphia, Pennsylvania  19103-7599 Philadelphia
       ------------------------------------------------------------------------
       Number and Street           City         State         Zip      County

    (b)  c/o:
             ------------------------------------------------------------------
             Name of Commercial Registered Office Provider             County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was Incorporated is: PA Business
                                                          ------------
Corporation Law of 1988, as amended
-----------------------------------

4.  The date of its incorporation is:  February 6, 1992
                                       ----------------

5.  (Check, and if appropriate complete, one of the following):

    X   The amendment shall be effective upon filing these Articles of
   ---  Amendment in the Department of State.

        The amendment shall be effective on:                  at
   ---                                     -----------------    ----------------
                                                Date                   Hour

6.  (Check one of the following):

    X   The amendment was adopted by the shareholders (or members) pursuant
   ---  to 15 Pa.C.S. Section 1914(a) and (b).

   --- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

        The amendment adopted by the corporation, set forth in full, is as --- follows:

    X   The amendment adopted by the corporation as set forth in full in
   ---  Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2

B.  (Check, if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 26th day of November 1996.
----        --------   --

                                  APOLLON, INC.
                                  ---------------------------------------------
                                                  (Name of Corporation)

                                  BY:  /s/ Morris Cheston
                                     ------------------------------------------
                                                            (Signature)

                                  TITLE:  Morris Cheston, Jr., Secretary
                                        ---------------------------------------

                                      EXHIBIT A
                                          TO
                                ARTICLES OF AMENDMENT
                                          OF
                                    APOLLON, INC.




         RESOLVED, that the first paragraph of Article 6 of the Articles of Incorporation of the Corporation, as amended, is hereby amended and restated to read in full as follows:

              "6. The aggregate number of shares which the Corporation shall have the authority to issue is 62,900,000 shares, to be divided into two classes consisting of (a) 50,000,000 of Common Stock, $.01 par value per share, and (b) 12,900,000 shares of Preferred Stock, $.01 par value per share."

         RESOLVED, that the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Company's Series A Convertible Preferred Stock as set forth in the Company's Articles of Incorporation, as amended (the "Series A Terms"), be amended in the following respects:

                   The Series A Terms shall be amended and restated so that
              Section (d) reads in full as follows:

                   "(d) Rank.  The Series A Convertible Preferred Stock shall rank as to dividends and assets on the parity with the Corporation's Series B Convertible Preferred Stock and Series C Convertible Preferred Stock."

         RESOLVED, that the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Company's Series B Convertible Preferred Stock as set forth in the Company's Articles of Incorporation, as amended (the "Series B Terms"), be amended in the following respects:

                   The Series B Terms shall be amended and restated so that
              Section (d) reads in full as follows:

                   "(d) Rank.  The Series B Convertible Preferred Stock shall rank as to dividends and assets on the parity with the
                Corporation's Series

              A Convertible Preferred Stock and Series C Convertible Preferred Stock."

         RESOLVED, that the Articles of Incorporation be further amended by amending the first clause of Section (a)(ii) of the Series B Terms to read as follows:

                   "(ii) Such dividends shall accumulate commencing October 30,
              1994 with regard to shares of Series B Convertible Preferred Stock issued prior to January 1, 1994 and commencing one year after the date of issuance of shares of Series B Convertible Preferred Stock issued on or after January 1, 1994, and shall be payable...."



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